YCANTH™ (cantharidin, 0.7%) FDA Approval Call July 24, 2023 Copyright © 2023 Verrica Pharmaceuticals. All rights reserved. Exhibit 99.2

Disclaimer Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Verrica’s own internal estimates and research. While Verrica believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Verrica believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions.  All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the commercial launch of YCANTH™, including the timing thereof, and the potential benefits of YCANTH™ and Verrica’s product candidates to patients, degree of market acceptance of approved products, research and development costs, current and prospective collaborations, timing and likelihood of success, plans and objectives of management for future operations, future results of anticipated product candidates, and the potential payments and benefits to Verrica of the license agreement with Torii, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.    The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.  The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other risks and uncertainties that are described in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (SEC) on March 6, 2023, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with SEC on May 9, 2023 and our other filings made with the SEC.  New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties.  There can be no assurance that the opportunity will meet your investment objectives, that you will receive a return of all or part of such investment. Investment results may vary significantly over any given time period. The appropriateness of a particular investment or strategy will depend on an investor's individual circumstances and objectives. We recommend that investors independently evaluate specific investments and strategies. Today’s discussions and presentation are intended for the investor community only; materials are not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions.

Reinventing dermatology therapeutics with a focus on development and commercialization Focused on Clinician-Administered Therapies and High Unmet Needs Focus on products with potential for reimbursement as a Medical Benefit Providing meaningful benefit for people living with skin diseases Copyright © 2023 Verrica Pharmaceuticals. All rights reserved. Verrica is a dermatology therapeutics company developing medications for skin diseases requiring medical intervention Not For Promotional Use

Our Product Candidate Portfolio: Pre-IND Phase 2 Phase 3 NDA NeAR-TERM CATALYSTS/ Expected Milestones YCANTH™ Molluscum Contagiosum **NOW APPROVED** VP-102 External Genital Warts Evaluating timing of Phase 3 trial Common Warts Evaluating timing of Phase 3 trial VP-315 Basal Cell Carcinoma Initiated Part 2 of 3 Part Phase 2 in April 2023 VP-103 Plantar Warts Initiate Phase 2 trial [a]License excludes metastatic melanoma and metastatic Merkel cell carcinoma. Phase 2 study initiated in April 2022 for the treatment of Basal Cell Carcinoma. [b]Timing for initiating clinical trials for Plantar Warts to be determined. [b] [a]

Verrica: Striving to Change the Game in Medical Dermatology The only FDA-approved product to treat Molluscum Contagiosum Innovative distribution model to eliminate physician cost of acquiring YCANTH Cloud technology allows physicians to pay for inventory only after the claim has been adjudicated and the patient agrees to treatment Enhanced physician revenue opportunity Continued reimbursement under the CPT codes 11710 and 17111 Margin on sale of the product (typically 6%-10% of ASP dependent on health plan) HCP-administered procedure in office typically falls under the medical benefit with an assigned permanent J-Code

Molluscum Background Overview Caused by a pox virus Primarily infects children, with the highest incidence occurring in children <14 years old Highly contagious If untreated, lesions persist an average of 13 months, although in some people it can take up to five years Often leads to anxiety and social challenges for the patients and parents and negatively impacts quality of life Etiology and Clinical Presentation TRANSMISSION Skin to skin contact Sharing of contaminated objects (e.g., clothing, towels, swimming pool toys) DIAGNOSIS & SYMPTOMS Typically 10 to 30 lesions 100+ lesions can be observed Lesions may be the only sign of infection and are often painless Can be diagnosed with skin biopsy to differentiate from other lesions COMPLICATIONS Skin irritation, inflammation, and re-infection Follicular or papillary conjunctivitis if lesions on eyelids Cellulitis

Current Treatments for Molluscum are Not FDA-Approved and Have Many Limitations DESCRIPTION LIMITATIONS Cryotherapy Freezing the lesions with liquid nitrogen Pain and scarring May be unsuitable for use in children Curettage Using a curette or a surgical instrument with a scoop at the tip to scrape the lesions Pain and scarring Unsuitable for use in children Laser Surgery Applying a laser to target and destroy the lesions Pain, cost and lack of availability Unsuitable for use in children Topical Products Applying various acids (e.g. salicylic acid), creams or blistering solutions to destroy the lesions Unproven efficacy Off-Label Drugs Retinoids, antiviral medicines, or immune modulating therapies Limited efficacy Side-effects Natural Remedies Applying natural oils (e.g. tea tree oil) with antimicrobial properties Unproven efficacy Pain, irritation and allergic reactions Broad use limited by unproven efficacy, scarring, lack of availability, safety concerns & pain Significantly undertreated patient population

Realizing the Molluscum Opportunity Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 US Prevalence of ~6 million in molluscum(1) with ~1 million diagnosed annually(2) Not Diagnosed 5.1 million 85% 15% Diagnosed 0.9 million

YCANTH™ (cantharidin, 0.7%) Drug-device Combination Product Delivered Via a Single-use Applicator Topical solution in a single-use applicator Active ingredient cantharidin (0.7%) in a proprietary topical formulation Single-use applicator to reduce cross-contamination and facilitate application of the topical solution Small opening allows for targeting of affected skin GMP-controlled, shelf-stable, consistent topical formulation Allows for reliable dosing/administration Oral deterrent to help mitigate the risk of accidental ingestion Visualization agent to identify treated lesions Cap Tip Filter Ampule Tube DESIGNED FOR RELIABLE, AND TARGETED ADMINISTRATION

Methods in two Phase 3 Trials, CAMP-1 & CAMP-2, in Molluscum Contagiosum1,2 1.  Eichenfield LF, Siegfried E, Kwong P, et al. Pooled results of two randomized phase III trials evaluating VP-102, a drug-device combination product        Containing cantharidin 0.7% (w/v) for the treatment of molluscum contagiosum. Am J Clin Dermatol. 2021;22(2):257-265 2.  ClinicalTrials .gov    (Trial 1 [NCT03377790]  and Trial 2 [NCT03377803]) wo identically designed, randomized, double-blinded, multicenter, vehicle-controlled trials YCANTH was studied in two randomized, double-blind, placebo-controlled phase 3 trials, Trial 1 and Trial 2 (n = 266, and n = 262, respectively) in subjects 2 years and older with molluscum contagiosum.  Most patients received a single 24-hour dermal administration of YCANTH or vehicle for each lesion every 3 weeks for up to 4 treatments.  Primary Endpoint Percent of participants with complete clearance of Molluscum contagiosum at Day 84 Safety & Tolerability Secondary Endpoint Percent of participants with complete clearance at Day 21, 42 and 63 If severe local skin reactions occurred, YCANTH was removed prior to 24 hours after treatment.

Not For Promotional Use

Phase 3 Studies Demonstrated Favorable Activity in Complete Clearance and Reducing Lesions

Phase 3 Studies for Molluscum Demonstrate Statistically Significant Activity on Primary Endpoint of Percentage of Subjects with Complete Clearance of All Baseline and New Treatable MC lesions at Each Time Point (Pooled, ITT population)


VP-102 (N=310)
Vehicle (N=218)
Percentage of Patients Achieving Complete Clearance
100%
80%
60%
40%
20%
0%
8.4%
2.8%
P<.0001
16.8%
6.4%
P<.0001
30.0%
10.6%
P<.0001
50.0%
15.6%
1
21
42
63
84
Day

Phase 3 Studies for Molluscum Demonstrate Statistically Significant Activity Mean Percent Change in Molluscum Contagiosum Lesion Count from Baseline to Day 84 At Each Time Point (Pooled, ITT population)


VP-102 (N=310)
Vehicle (N=218)
Mean Percent Change (%)
20%
0%
-20%
-40%
-60%
-80%
-100%
*
2.2%
-30.9%
-4.4%
-50.8%
-5.9%
-60.6%
-0.3%
-76.0%
21
42
63
84
Day
* P<0.0001

Note: slide reflects data from Phase 3 Molluscum Trials 1 and 2 (CAMP-1 and CAMP-2)
Note: No statistical significance reported at Day 21 in CAMP-2.

VERRICA PHARMACEUTICALS
Reinventing Skin Science

1. Eichenfield LF, Siegfried E, Kwong P, et al. Pooled results of two randomized phase III trials evaluating VP-102, a drug-device combination product containing cantharidin 0.7% (w/v) for the treatment of molluscum contagiosum. Am J Clin Dermatol. 2021;22(2):257-265.

Copyright © 2023 Verrica Pharmaceuticals. All rights reserved.

Ycanth (cantharidin) TOPICAL SOLUTION 0.7%
NOW APPROVED

11

Application Site Adverse Reactions Leading to Discontinuation of Study Drug (Pooled, Safety Population)1 Note: slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) * Considered not related to treatment N (%) VP-102 (N=311) Vehicle (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Infection 1 (0.3) 0 (0) Gianotti-Crosti Syndrome* 0 (0) 1 (0.5) Total Discontinuation Rate 7 (2.3) 1 (0.5) 1. Eichenfield LF, Siegfried E, Kwong P, et al. Pooled results of two randomized phase III trials evaluating VP-102, a drug-device combination product containing cantharidin 0.7% (w/v) for the treatment of molluscum contagiosum. Am J Clin Dermatol. 2021;22(2):257-265.

YCANTH™ (cantharidin) topical solution 0.7% US Prescribing Information

U.S. Prescribing Information Highlights of YCANTH Prescribing Information and associated Important Safety Information shown in the table below Highlights of Prescribing Information Indications and Usage YCANTH is indicated for the topical treatment of molluscum contagiosum in adult and pediatric patients 2 years of age and older Dosage and Administration All healthcare professionals should receive instructions and training prior to preparation and administration of YCANTH For topical use only. Not for Oral, mucosal, or ophthalmic use Apply a single application directly to each lesion every 3 weeks as needed Do not use more than two applicators during a single treatment session Remove with soap and water 24 hours after treatment. If severe blistering, pain or other severe side effect occur, wash off YCANTH immediately and report the adverse reaction. Dosage Forms and Strengths Topical solution: 0.7% cantharidin Contraindications None Warnings and Precautions Toxicities Associated with Inappropriate Administration Life threatening or fatal toxicities can occur if administered orally  Local Skin Reactions Flammability Adverse Reactions YCANTH is a vesicant. Local skin reactions at the application site were observed in 97% of subjects treated with YCANTH during clinical trials. Local skin reactions included vesiculation, pruritus, pain, discoloration, and erythema.  Risk Evaluation and Mitigation Strategy None There are no restrictions on the number of treatment visits per patient Visit YCANTH.com for Important Safety Information and full Prescribing Information YCANTH (topical solution 0.7%) is only approved in the U.S. by the FDA for the treatment of molluscum contagiosum in adults and pediatric patients two years of age and older.

Warnings and Precautions Toxicities Associated with Inappropriate Administration: Life threatening or fatal toxicities can occur if administered orally. Avoid contact with the treatment area, including oral contact, after treatment. Ocular toxicity can occur if YCANTH comes in contact with eyes. If YCANTH gets in eyes, flush eyes with water for at least 15 minutes. Local Skin Reactions: Reactions at the application site have included vesiculation, pruritus, pain discoloration, and erythema. Avoid application near eyes and mucosal tissue, and to health skin. If YCANTH contacts any unintended surface, or health skin, immediately remove. If severe local skin reactions occur, remove prior to 24 hours after treatment. Flammability: YCANTH is flammable, even after drying. Avoid fire, flame or smoking near lesion(s) during treatment and after application until removed.

Commercialization and Product Launch

Dedicated Institutional Team Specialists to promote to dermatologists in academic settings and group practices Integrated Commercial Approach with Multiple Strategic Levers Brand Awareness Drive YCANTH™ awareness through cost-efficient HCP and consumer advertising Specialized Sales Team Targeting office-based and institutional Dermatologists, and select Pediatricians Buy-and-Bill / Specialty Pharmacy Forward Deployed Inventory Available Supportive HUB services Dedicated field reimbursement Team KOL Engagement Established relationships with industry leading Key Opinion Leaders COMMERCIAL STRATEGY

Verrica has Cleared a Critical Milestone in Commercial Readiness Employment offers have been extended to 90% of Sales Organization 50 office-based representatives will join the organization August 7th National sales meeting scheduled for August 2023 50 office-based representatives calling on ~9K HCPs, covers 85% of the targets at launch 5 dedicated institutional representatives focusing on the most important ~90 Health Systems 5 field relations managers providing billing and coding support for Buy and Bill Accounts 5 dedicated pediatric account managers focusing on members of two pediatric buying groups and select other large groups.

Launch of Now Approved Brand Awareness Campaigns YCANTH will employ a multi-channel strategy to support physicians and patients along their disease journey to treatment Full media launch will align with commercial supply (Q3 2023). Additional resources leading up to YCANTH’s campaign launch be deployed throughout 2023 YCANTH.com and YCANTHPro.com will serve as digital engagement hubs for all “Now Approved” marketing CONSUMER WEBSITE IN-SERVICE KIT HCP WEBSITE JOURNAL AD INTERACTIVE VISUAL AID

Physicians will have a choice of Distribution Model Buy-and-Bill Specialty Pharmacy HCP Reimbursement Permanent J-code Yes (within 1-2 quarters post-launch); Reimbursed under miscellaneous J-code until permanent J-code assigned No Office visit fee Yes Yes Lesion destruction (CPT 17110, 17111) Yes Yes Margin on sale of product Yes, typically 6%-10% of ASP (dependent on health plan) No Distribution Opportunity for Forward Deployed Inventory Specialty Pharmacy Model Verrica sells product to distributor Shelf-stable; no cold storage requirements Distributor supplies product on forward deployed basis to physicians Allows physicians to pay for inventory only after the claim has been adjudicated and the patient agrees to treatment RX filled by specialty pharmacy The pharmacy will also support prior-authorizations, if applicable Pharmacy adjudicates claim with patients and applies co-pay program White bag delivery to physician after Payer Research Suggests a Favorable Reimbursement Landscape1,2 ArtSci Health Solution, Qualitative research conducted for Verrica Pharmaceuticals Inc., 2020 Real Endpoints, Qualitative research conducted for Verrica Pharmaceuticals Inc., 2019 The Payer Organizations and Plans represented in research Cover over 205 Million Commercial & Medicaid Lives Medical Directors, Pharmacy Directors, and IDN Stakeholders Research findings Payers recognize the unmet need for treatment of molluscum due to the lack of FDA approved therapies Based on market research and live meetings, we expect YCANTH™ to be predominantly covered under the medical benefit. YCANTH™ is an in-office administered therapy Payers have indicated that being a medical benefit covered product, YCANTH™ will have minimal contracts or rebates required for coverage

Medical Benefit Advantages Over Pharmacy Benefit Medical Benefit Pharmacy Benefit Reimbursement for products administered in office by HCP More common Less common Reimbursed upon launch, prior to clinical review More common Less common Subject to rebates and discounts in order to obtain formulary access Less common More common Gross-to-Net Deductions Typically, lower deductions than Pharmacy Benefit Typically, higher deductions to meet rebate demands and costs of co-pay program Review cycle timing Shorter review cycle Longer review cycle Patient obligation Typically, averages 20% co-insurance off list price, before manufacturer co-pay applied Prescription co-pay varies by plan